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As filed with the Securities and Exchange Commission on April 12, 2004

1933 Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.

KKR BDC INC.
(Exact Name of Registrant as Specified in Charter)

9 West 57th Street
New York, NY 10019
(Address of Principal Executive Offices)

(212) 750-8300
(Registrant's Telephone Number, Including Area Code)

William J. Janetschek
c/o Kohlberg Kravis Roberts & Co. L.P.
9 West 57th Street
New York, NY 10019
(212) 750-8300
(Name and Address of Agent for Service)

Copies of information to:

Sarah E. Cogan David J. Sorkin Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, NY 10017 (212) 455-2000	Margery K. Neale Thomas J. Friedmann Shearman & Sterling LLP 599 Lexington Avenue New York, NY 10022-6069 (212) 848-4000

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box.    ☐

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is 333-                .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(1)

Common Stock, $0.001 par value per share			$$750,000,000	$95,025

(1)
Estimated solely for the purpose of determining the registration fee.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a), MAY DETERMINE.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, dated April 12, 2004

PRELIMINARY PROSPECTUS

Shares

KKR BDC INC.

Common Stock

$                  Per Share

        KKR BDC Inc. is a newly organized, non-diversified investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We seek to achieve our investment objective by providing financing primarily to companies that are privately owned. Our investments will consist of secured and unsecured senior and subordinated loans and other debt securities, as well as equity and equity-linked securities such as common and preferred stock, convertible securities, warrants and options.

        We will be managed by KKR BDC Advisors LLC, an affiliate of Kohlberg Kravis Roberts & Co. L.P., a leading sponsor of private equity funds.

        Because we are newly organized, our shares have no history of public trading. We will apply to have our common stock approved for listing on                        under the symbol "                              ."

        Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock in "Risk Factors" beginning on page 11 of this prospectus.

        This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.

        Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)
We estimate that we will incur approximately $                  in expenses in connection with this offering.

        The underwriters will reserve up to            shares for sale, directly or indirectly, to our directors and employees and certain other parties related to KKR BDC Advisors LLC. The underwriters may also purchase up to an additional shares of our common stock at the public offering price, less the sales load payable by us, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $                              , and total proceeds, before expenses, will be $                  .

        The underwriters are offering the common stock as set forth in "Underwriting." Delivery of the shares will be made on or about                        , 2004.

Joint Book-Running Managers

Credit Suisse First Boston	JPMorgan

                       , 2004

        You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

i

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Except where the context suggests otherwise, the terms "we," "us" and "our" refer to KKR BDC Inc.; the "Investment Adviser" refers to KKR BDC Advisors LLC; and "KKR" refers to the affiliated companies of Kohlberg Kravis Roberts & Co. L.P.

KKR BDC INC.

        KKR BDC Inc. is a newly organized, non-diversified investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We seek to achieve our investment objective by providing financing primarily to companies that are privately owned. Our investments will consist of secured and unsecured senior and subordinated loans and other debt securities, as well as equity and equity-linked securities such as common and preferred stock, convertible securities, warrants and options.

        While our focus will be to generate current income through investments in private company loans and other debt securities, we may also invest in private debt and equity securities for capital appreciation. In addition, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for shareholders. Those investments may include domestic or foreign investments in high-yield bonds, distressed debt, or equity or other securities of public companies.

        We are the only investment vehicle managed by KKR affiliates focused on investing in secured and unsecured senior and subordinated loans and other debt securities of companies, and the only publicly traded investment vehicle managed by an affiliate of KKR. Our target investments in equity securities are expected to be smaller in amount than the typical investments made by private equity funds sponsored by KKR. Individual equity investments by private equity funds sponsored by KKR generally exceed $150 million.

        We will not invest in any portfolio company in which KKR or any of its affiliates has an investment.

ABOUT KKR

        Founded in 1976 by Jerome Kohlberg, Henry Kravis and George Roberts, KKR is one of the world's oldest and most experienced private equity firms specializing in management buyouts, with offices in New York, Menlo Park and London. KKR's investment approach is focused on acquiring attractive business franchises and working closely with management over the long-term to design and implement value creating strategies. Over the past 28 years, KKR has raised approximately $25 billion in private equity funds and invested over $18 billion of equity in more than 110 transactions with a total value of approximately $118 billion. These transactions have included approximately $100 billion of initial debt, preferred stock and other financing. We believe KKR has differentiated itself with its long-term track record of investing large pools of capital and consistently generating attractive returns and significant multiples of invested capital. KKR's track record reflects investments across more than 25 different industries and through various economic and business cycles.

        KKR's active private equity investment funds invest in high-quality businesses with the intent of creating industry-leading companies in the U.S., Canada and Europe. KKR pursues a long-term approach with investments by building the businesses and creating value over time. KKR's role in its investments includes bringing rigorous financial discipline and accountability to a company, creating innovative transaction structures and attracting superb management talent to its companies. KKR supports investments in research and development, capital spending and acquisitions to facilitate the growth of its portfolio companies. KKR requires all senior managers of its portfolio companies to invest in their respective companies and has substantial expertise in structuring incentives for management.

THE INVESTMENT ADVISER

        The Investment Adviser will be led by            , who has            years of experience in the investment industry, together with a team of investment professionals that will be dedicated full-time to the operation of the Investment Adviser. In addition, the Investment Adviser will be supported by KKR's 13 principals and 36 other investment professionals. The Investment Adviser will have access to and will seek to capitalize on KKR's significant deal flow, deep industry knowledge, contacts and investment philosophy to develop investment opportunities for us.

COMPETITIVE ADVANTAGES

        Access to KKR.    We believe our principal competitive advantage over other capital providers is the Investment Adviser's access to the resources and expertise of KKR, which include the following:

Proven Investment Philosophy

        We expect that the Investment Adviser will utilize KKR's investment philosophy in making investment decisions on our behalf. This approach, which has been developed and refined over KKR's 28-year history in the private equity industry, is based on certain fundamental principles, including:

  •
  Evaluating, capitalizing and managing investments with a long-term perspective,

  •
  Investing in companies with solid fundamentals,

  •
  Partnering with talented and motivated management teams, and

  •
  Working closely with management to build value over time.

Experienced Team

        We expect that the Investment Adviser will have access to the extensive experience of KKR's team of professionals. Messrs. Kravis and Roberts each has more than 35 years of experience in the private equity industry, having pioneered the use of management buyouts in the late-1960s. The 13 principals of KKR have been with KKR for, on average, over 16 years. We believe this average is longer than most private equity firms have existed. In addition to this experienced team of principals, KKR employs a talented and seasoned group of 36 other investment professionals with varied backgrounds and significant experience.

Deep and Broad Industry Experience

        We expect that the Investment Adviser will be able to draw on KKR's deep and broad industry experience. Since its founding in 1976, KKR has invested across 25 industries in over 110 transactions. KKR currently focuses on the following industry groups: business processing/outsourcing, chemicals, consumer products, financial services, energy, healthcare, homebuilding, hotel/leisure, industrials, media, retail and telecommunications. Through the investment process, KKR's investment professionals have developed expertise in virtually all areas of these industries. These professionals often study an industry for years prior to making an investment, establishing valuable contacts with industry executives, suppliers, customers, financial analysts and consultants. KKR seeks to maintain and foster these contacts, creating continuous opportunities and access to industry information and knowledge.

Proprietary Deal Origination

        We expect that the Investment Adviser will have access to KKR's pipeline of proprietary transactions. Due to KKR's reputation and network of relationships with major industrial, financial, legal, and governmental entities, a significant number of its investments have been sourced on an exclusive basis. KKR's global reputation as a preeminent financial sponsor with the ability to move quickly and decisively to consummate opportunities attracts management teams actively seeking financial partners.

Untapped Investment Opportunities

        Due to its investment history, resources and contacts with corporations, financial institutions and third-party advisors, KKR has consistent access to investment opportunities of varying sizes at all levels of the capital structure. KKR's private equity business, however, is focused on investing equity capital in predominantly control positions. As a result, KKR does not pursue numerous investment opportunities that come to its attention because they do not fit within the investment mandate of its private equity funds. The types of investments made available to KKR, but not pursued, generally consist of the following:

  •
  Investments in senior debt,

  •
  Investments in subordinated and mezzanine debt,

  •
  Investments in preferred stock, and

  •
  Equity investments too small for KKR's private equity funds.

        While not consistent with the investment mandate of KKR's private equity funds, some of these opportunities may fall within our investment objective. We expect that the Investment Adviser will be able to access these potential investment opportunities.

        In addition, KKR reviews and pursues numerous investment opportunities that it does not consummate. As an indication of this, KKR has made an average of four investments per year during its existence, while its investment professionals reviewed more than 500 investment opportunities during 2003 alone. In reviewing these opportunities, KKR professionals dedicate significant time and resources. This results in expertise and knowledge resident within KKR that is not fully utilized. Despite the review work completed, KKR may not make an equity investment for many reasons, including the following:

  •
  A corporate or financial buyer out-bids KKR,

  •
  The company's board or management ultimately decides not to pursue a transaction with KKR because it elects to raise capital using alternative means, it does not want to give up control or, in the case of private companies, it decides to take the company public, or

  •
  KKR determines, based upon its diligence review, that the potential investment does not meet the criteria of KKR's private equity funds.

Because of our ability to invest at all levels of a company's capital structure, the knowledge resulting from these reviews by KKR may result in investment opportunities for us. For example, in a situation where KKR's private equity funds elect not to acquire a target company, the Investment Adviser may elect to invest in debt securities of that company. We expect that KKR will provide to the Investment Adviser, where permitted, the industry knowledge and company-specific knowledge resulting from these transaction reviews.

Beneficial Relationships with Consultants and Experienced Operating Executives

        KKR closely monitors the operations of all its investments with a focus on long-term value creation. In addition to the operating oversight and experience of its investment professionals, KKR utilizes the services of Capstone Consulting and a number of experienced operating executives. Capstone Consulting is comprised of a group of talented senior consultants with operations and strategy expertise across a variety of different industries. Capstone Consulting works exclusively with KKR. In addition, KKR has dedicated sector-specific operations expertise through entities like Fisher Capital, which works solely with KKR on insurance and financial services investments. Finally, KKR has a group of 10 senior advisors with significant operating experience. These advisors work with KKR to identify and diligence investment opportunities and to monitor investments. We expect that the Investment Adviser will have access to these consultants and advisors.

Experience in Credit Analysis and Capital Structuring

        KKR has developed significant expertise analyzing the operations and financial statements of companies to determine their suitability for leverage. Since its inception, KKR has invested in transactions that raised initial debt, preferred stock and other financing of approximately $100 billion. Although KKR itself has invested predominantly in the equity of these companies, as the sponsor for these transactions KKR has been responsible for identifying the investment, performing due diligence and determining the appropriate leverage for, and capital structure of, the investment. In determining an appropriate capital structure for a company, KKR's professionals regularly assess the quality of earnings, the potential liquidation value of the company and other factors relevant to an extension of credit. KKR also coordinates the financing of all components of the capital structure of a company, including senior and subordinated debt, preferred stock and common equity. As the investor in the equity of these companies, KKR does not benefit unless all components of the capital structure are serviced and ultimately repaid.

Access to Financial Institution Driven Deal Flow

        Given KKR's long-standing and deep relationships with major commercial and investment banking firms, we expect our Investment Adviser will be able to access the debt and equity investment opportunities generated by these financial institutions. These institutions regularly raise capital for their clients throughout the capital structure and are active market participants, investing in and underwriting securities across a broad range of industries and financial instruments. We believe these relationships will enable our Investment Adviser to continuously source new investments as we seek to deploy our capital and maximize our risk adjusted returns.

Only KKR Vehicle Other Than Private Equity.    Except for KKR's private equity funds, we are currently the only KKR-sponsored investment vehicle. We expect our portfolio will consist of securities at all levels of the capital structure, providing our Investment Adviser with the flexibility to make investments it believes will generate the greatest risk-adjusted returns. KKR has no debt funds, mezzanine funds, distressed debt funds or hedge funds. We therefore will not be competing with other KKR funds for access to KKR ideas and opportunities.

Only KKR Public Vehicle.    KKR BDC Inc. is currently the only KKR-sponsored vehicle that is available to public investors. KKR's existing private equity funds are raised in private offerings (mostly from public and corporate pension plans), require significant minimum investments from each investor and are highly illiquid.

OPERATING AND REGULATORY STRUCTURE

        Our investment activities will be managed by the Investment Adviser and supervised by our board of directors, a majority of whom will be independent of KKR and its affiliates. The Investment Adviser is newly formed and will be registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Under our management agreement, we have agreed to pay the Investment Adviser an annual base management fee determined by our gross assets as well as an incentive fee based on our performance. See "Management—Management Agreement."

        As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which KKR or any of its affiliates has an investment. Also, while we are permitted to raise debt and issue preferred stock to finance our investments, our ability to use debt and preferred stock will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt or preferred stock; however, we do not expect to use debt or preferred stock until the proceeds of this offering have been substantially invested. See "Regulation." We intend to elect to be treated for federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). See "Material U.S. Federal Income Tax Considerations."

OUR CORPORATE INFORMATION

        Our offices are located at 9 West 57th Street, New York, NY and our telephone number is (212) 750-8300.

The Offering

Common stock offered by us
shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to shares of common stock for sale, directly or indirectly, to our directors and employees and certain other parties related to the Investment Adviser.
Common stock to be outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.
Use of proceeds
We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and other market conditions. We will initially invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See "Use of Proceeds."
Dividends
We intend to distribute quarterly dividends to our stockholders out of assets legally available for distribution. Our quarterly dividends, if any, will be determined by our board of directors. We will distribute any realized net capital gains at least annually. See "Dividends."
Taxation
We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. See "Dividends" and "Material U.S. Federal Income Tax Considerations."

Dividend reinvestment plan
We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See "Dividend Reinvestment Plan."
Proposed listing symbol	" "
Trading at a discount
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Anti-takeover provisions
Our board of directors will be divided into three classes serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Capital Stock."
Risk factors
See "Risk Factors" beginning on page 11 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.
Management arrangements
KKR BDC Advisors LLC will serve as our investment adviser. will serve as our administrator (the "Administrator"). For a description of the Investment Adviser and the Administrator and our contractual arrangements with these companies, see "Management — Management Agreement," and "—Administration Agreement."

Available information
After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC's public reference room in Washington, D.C. and on the SEC's Internet website at http://www.sec.gov.

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you" or "us" or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses borne by us (as a percentage of offering price)%		(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00%	(4)
Incentive fees payable under management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)%		(5)
Interest payments on borrowed funds	None	(6)
Other expenses	%	(7)

Total annual expenses (estimated)%		(4)(7)

(1)
The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $                  .

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses."

(4)
Our management fee is based on our gross assets. See "Management—Management Agreement" and footnote 5 below.

(5)
The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our net investment income that exceeds a     % quarterly (            % annualized) hurdle rate, subject to a "catch-up" provision measured as of the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest and dividends that are accrued but not yet received in cash. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee (see footnote 4 above). The second part of the incentive fee will equal 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation and will be payable at the end of each calendar year beginning on December 31, 2004. For a more detailed discussion of the calculation of this fee, see "Management—Management Agreement."

(6)
We do not plan to incur any indebtedness or issue any preferred stock, or to pay interest or dividends in respect thereof, before the proceeds of this offering are substantially invested. We have not decided whether, and to what extent, we will finance investments using debt or preferred stock.

  However, assuming we borrowed for investment purposes an amount equal to    % of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is     %, our total annual expenses (estimated) would be as follows:

Management fees	2.00%
Incentive fees payable under management agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)%
Interest payments on borrowed funds	%
Other expenses	%
Total annual expenses (estimated)%
(7)
Includes estimated organizational expenses of $                              (which are non-recurring) and our overhead expenses, including payments under the administration agreement. See "Management—Administration Agreement."

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return

        While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

        This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of issuing debt or preferred stock, if any, and other expenses) may be greater or less than those shown.

RISK FACTORS

        Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with no operating history.

        We were incorporated in April 2004 and have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it may take us up to two years to invest substantially all of the net proceeds of this offering. During this period, we may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in debt and equity securities. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when our portfolio is fully invested. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

Our Investment Adviser has no experience managing a business development company, and our investment focus will differ from those of other KKR funds.

        The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. The Investment Adviser's lack of experience in managing a portfolio of assets under such constraints may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, even though the Investment Adviser will be overseen by KKR, and intends to apply the philosophy and methods used by KKR investment professionals in their private fund investing, our investment focus will differ from those of other private funds that are or have been managed by KKR investment professionals. In particular, funds managed by KKR have not invested in debt instruments of unaffiliated third parties as one of their historical lines of business. Our investors are not acquiring an interest in other KKR funds. We can offer no assurance that the Investment Adviser will replicate KKR's historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by those private funds.

We are dependent upon the Investment Adviser's key personnel for our future success and upon their access to KKR's investment professionals and principals.

        We will depend on the diligence, skill and network of business contacts of the senior management of the Investment Adviser. For a description of the senior management team, see "Management." We will also depend, to a significant extent, on the Investment Adviser's access to the investment professionals and principals of KKR and the information and deal flow generated by the KKR investment professionals in the course of their investment and portfolio management activities. The senior management of the Investment Adviser will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of the senior management team of the Investment Adviser. The departure of any of the senior managers of the Investment Adviser, or of a significant number of the investment professionals or principals of KKR, could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that the Investment Adviser will remain our investment adviser or that we will continue to have access to KKR's principals and investment professionals or its information and deal flow.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

        Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on the Investment Adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

        Accomplishing this result on a cost-effective basis will be largely a function of the Investment Adviser's structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The senior management team of the Investment Adviser will have substantial responsibilities under the management agreement. In order to grow, we and the Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any of those employees will contribute to the work of the Investment Adviser. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

        A number of entities will compete with us to make the types of investments that we plan to make. We will compete with other business development companies, public and private funds, commercial and investment banks and commercial finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

        We will not seek to compete primarily based on the interest rates we will offer and we believe that some of our competitors may make loans with interest rates that will be comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net income and increased risk of credit loss.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

        To qualify as a RIC under the Code, we must meet certain income source, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we may use debt financing or issue preferred stock in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions, and would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

        For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of contracted payment-in-kind arrangements, will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

        That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

        Since in certain cases we may recognize income before or without receiving cash representing the income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to corporate-level income tax. See "Material U.S. Federal Income Tax Considerations."

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

        We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as "senior securities," up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem preferred stock at a time when sales or redemptions may be disadvantageous.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that a sale is in the best interests of us and our stockholders, and our stockholders approve the sale. In that case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

        In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

If we issue senior securities we will be exposed to additional risks, including the typical risks associated with leverage.

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  We will be exposed to increased risk of loss if we use leverage to make investments. If we do use leverage, a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage.

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  Our ability to pay dividends to common stockholders would be restricted if our asset coverage ratio were not at least 200% and any amounts that we use to service our indebtedness or pay dividends on preferred stock would not be available for dividends to our common stockholders.

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  It is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

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  We, and indirectly our stockholders, will bear the cost of issuing and servicing such securities.

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  Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we use debt to finance our investments, we will be exposed to risks associated with changes in interest rates.

        General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on investment objectives and our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

        A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. We may also be required to value any publicly-traded securities at fair value as determined in good faith by our board of directors to the extent necessary to reflect significant events affecting the value of those securities. Our board of directors may utilize the services of an independent valuation firm to aid it in determining the fair value of these securities. The types of factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

        We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of KKR has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we acquire, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and directors and the management of the Investment Adviser may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of other KKR-related entities. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Moreover, we note that the Investment Adviser may in the future manage other business development companies or investment funds that have overlapping investment objectives with us and accordingly may invest in, whether principally or secondarily, asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in the allocation of investment opportunities to these other business development companies or investment funds. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in certain investments made by future business development companies or investment funds managed by the Investment Adviser or its affiliates.

        We will not invest in any portfolio company in which KKR or any affiliates has an investment.

        In the course of our investing activities, we will pay management and incentive fees to the Investment Adviser, and will reimburse the Investment Adviser for certain expenses it incurs. As a result, investors in our common stock will invest on a "gross" basis and receive distributions on a "net" basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. As a result of this arrangement, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

        The Investment Adviser will receive a quarterly incentive fee based, in part, on our pre-incentive fee income, if any, for the immediately preceding calendar quarter. This incentive fee is subject to a quarterly hurdle rate before providing an incentive fee return to the Investment Adviser. To the extent we or the Investment Adviser are able to exert influence over our portfolio companies, the quarterly pre-incentive fee may provide the Investment Adviser with an incentive to induce our portfolio companies to accelerate or defer interest or other obligations owed to us from one calendar quarter to another.

        The part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. This fee structure may be considered to involve a conflict of interest for the Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

        We have entered into a royalty-free license agreement with KKR, pursuant to which KKR has agreed to grant us a non-exclusive license to use the name "KKR." Under the license agreement, we will have the right to use the "KKR" name for so long as the Investment Adviser or one of its affiliates remains our investment adviser. In addition, we will rent office space from the Administrator, an affiliate of the Investment Adviser, and pay the Administrator our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief financial officer and the chief compliance officer and their respective staffs, which will create conflicts of interest that our board of directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

        We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

RISKS RELATED TO OUR INVESTMENTS

We may not realize gains or income from our investments.

        We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate in value and, in fact, may decline in value, and the debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any other losses we experience.

We have not yet identified any portfolio company investments.

        We have not yet identified any potential investments for our portfolio and, thus, you will not be able to evaluate any specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investments will be selected by the Investment Adviser and our stockholders will not have input into such investment decisions. Both of these factors will increase the uncertainty, and thus the risk, of investing in our shares.

Our portfolio may be concentrated initially in a limited number of portfolio companies, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its securities.

        We may initially invest the net proceeds of this offering in a limited number of companies. A consequence of this limited number of investments is that the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

        Investment in private companies involves a number of significant risks, including:

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  these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their equity securities or of any collateral on debt securities and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with an investment;

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  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and the Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

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  little public information exists about these companies, and we will be required to rely on the ability of the Investment Adviser to obtain adequate information to evaluate the potential returns from investing in these companies. If the Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt or equity holding and subordinate all or a portion of our claim to that of other creditors.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior securityholders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other securityholders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. In addition, we may not be in a position to control portfolio companies. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt or preferred equity investors.

Our incentive fee may induce the Investment Adviser to make certain investments, including speculative investments.

        The incentive fee payable by us to the Investment Adviser may create an incentive for the Investment Adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to the Investment Adviser is determined, which is calculated as a percentage of the return on invested capital, may encourage the Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        The incentive fee payable by us to the Investment Adviser also may create an incentive for the Investment Adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

        Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

        Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that such strategies will be effective.

        If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

        The success of our hedging transactions will depend on the Investment Adviser's ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive dividends or that our dividends may not grow over time.

        We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and by-laws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law, our charter and our by-laws contain provisions that may discourage, delay or make more difficult a change in control of KKR BDC Inc. or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our by-laws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our by-laws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

        We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and our charter contains provisions authorizing our board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and by-laws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

Investing in our shares may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

        The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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  significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

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  changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

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  loss of RIC status;

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  changes in earnings or variations in operating results;

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  changes in the value of our portfolio of investments;

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  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

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  departure of the Investment Adviser's key personnel;

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  operating performance of companies comparable to us;

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  general economic trends and other external factors; and

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  loss of a major funding source.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

        We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

        Upon consummation of this offering, we will have    shares of common stock outstanding (or    shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

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  our future operating results;

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  our business prospects and the prospects of our portfolio companies;

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  the impact of investments that we expect to make;

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  our contractual arrangements and relationships with third parties;

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  the dependence of our future success on the general economy and its impact on the industries in which we invest;

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  the ability of our portfolio companies to achieve their objectives;

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  our expected financings and investments;

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  the adequacy of our cash resources and working capital; and

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  the timing of cash flows, if any, from the operations of our portfolio companies.

        We use words such as "anticipates," "believes," "expects," "intends" and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus.

        We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS

OVERVIEW

        We were incorporated as a Maryland corporation in April 2004. We have elected to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

Revenues

        We plan to generate revenue in the form of interest, dividends and capital gains, if any, on investments that we hold. We expect our debt investments generally to have a term of up to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities generally will be payable quarterly or semi-annually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

Expenses

        Our primary operating expenses will include the payment of management fees and overhead expenses, including our allocable portion of overhead under the administration agreement. Our investment management fee will compensate the Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. See "Management—Management Agreement," and "—Administration Agreement." We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculating our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the Investment Adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on our debt or dividends on our preferred stock, if any, incurred to finance our investments; offerings of our common stock and other securities; management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

        To the extent that any of our investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial condition, liquidity and capital resources

        We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. We do not expect to incur such indebtedness or to issue preferred stock until the proceeds of this offering have been substantially invested. In the future, we may also securitize a portion of our investments. Our primary use of funds will be investments in portfolio companies and cash distributions to holders of our common stock. Immediately after this offering, we expect to have cash resources of approximately $                  million and no indebtedness. This amount does not take into account the exercise of the over-allotment option. See "Use of Proceeds."

CONTRACTUAL OBLIGATIONS

        We have entered into the following contracts under which we have material future commitments: the management agreement, pursuant to which the Investment Adviser has agreed to serve as our investment adviser; the administration agreement, pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations; and a license agreement with KKR, pursuant to which KKR has agreed to grant us a non-exclusive, royalty-free license to use the name "KKR." Payments under the management agreement in future periods will be equal to (1) a percentage of the value of our gross assets and (2) an incentive fee based on our performance. Payments under the administration agreement will be equal to an amount based upon our allocable portion of the Administrator's overhead in performing its obligations under the administration agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. See "Management—Management Agreement," "—Administration Agreement" and "—License Agreement." Each of these contracts may be terminated by either party without penalty upon not more than 60 days' written notice to the other.

USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale            of shares of our common stock in this offering will be approximately $                  million (or approximately $                  million if the underwriters fully exercise their over-allotment option), in each case assuming an initial public offering price of $ per share, after deducting the underwriting discounts and commissions and estimated organization and offering expenses of approximately $                  payable by us.

        We plan to invest the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We will initially invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DIVIDENDS

        We intend to distribute quarterly dividends to our stockholders. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. Our dividends, if any, will be determined by our board of directors.

        To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gain net income for previous years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under "Material U.S. Federal Income Tax Considerations." We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

CAPITALIZATION

        The following table sets forth (1) our actual capitalization at                , 2004 and (2) our capitalization as adjusted to reflect the effects of the sale of our common stock in this offering at an assumed public offering price of $                  per share, after deducting the underwriting discounts and commissions and organizational and offering expenses payable by us. You should read this table together with "Use of Proceeds" and our balance sheet included elsewhere in this prospectus.

As of , 2004
	Actual	As Adjusted(1)
(Amounts in thousands)
Assets:
Cash	$	$
Total assets	$	$

Stockholders' equity:
Common stock, par value $0.001 per share; shares authorized, shares outstanding, actual; shares outstanding, as adjusted	$	$
Capital in excess of par value	$	$

Total stockholders' equity	$	$

(1)
Does not include the underwriter's over-allotment option of                   shares.

BUSINESS

KKR BDC INC.

        KKR BDC Inc. is a newly organized, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We seek to achieve our investment objective by providing financing primarily to companies that are privately owned. Our investments will consist of secured and unsecured senior and subordinated loans and other debt securities, as well as equity and equity-linked securities such as common and preferred stock, convertible securities, warrants and options.

        While our focus will be to generate current income through investments in private company loans and other debt securities, we may also invest in private debt and equity securities for capital appreciation. In addition, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for shareholders. Those investments may include domestic or foreign investments in high-yield bonds, distressed debt, or equity or other securities of public companies.

        We are the only investment vehicle managed by KKR affiliates focused on investing in secured and unsecured senior and subordinated loans and other debt securities of companies, and the only publicly traded investment vehicle managed by an affiliate of KKR. Our target investments in equity securities are expected to be smaller in amount than the typical investments made by private equity funds sponsored by KKR. Individual equity investments by private equity funds sponsored by KKR generally exceed $150 million.

        We will not invest in any portfolio company in which KKR or any of its affiliates has an investment.

ABOUT KKR

        Founded in 1976 by Jerome Kohlberg, Henry Kravis and George Roberts, KKR is one of the world's oldest and most experienced private equity firms specializing in management buyouts, with offices in New York, Menlo Park and London. KKR's investment approach is focused on acquiring attractive business franchises and working closely with management over the long-term to design and implement value creating strategies. Over the past 28 years, KKR has raised approximately $25 billion in private equity funds and invested over $18 billion of equity in more than 110 transactions with a total value of approximately $118 billion. These transactions have included approximately $100 billion of initial debt, preferred stock and other financing. We believe KKR has differentiated itself with its long-term track record of investing large pools of capital and consistently generating attractive returns and significant multiples of invested capital. KKR's track record reflects investments across more than 25 different industries and through various economic and business cycles.

        KKR's active private equity investment funds invest in high-quality businesses with the intent of creating industry-leading companies in the U.S., Canada and Europe. KKR pursues a long-term approach with investments by building the businesses and creating value over time. KKR's role in its investments includes bringing rigorous financial discipline and accountability to a company, creating innovative transaction structures and attracting superb management talent to its companies. KKR supports investments in research and development, capital spending and acquisitions to facilitate the growth of its portfolio companies. KKR requires all senior managers of its portfolio companies to invest in their respective companies and has substantial expertise in structuring incentives for management.

THE INVESTMENT ADVISER

        The Investment Adviser will be led by                        , who has      years of experience in the investment industry, together with a team of investment professionals that will be dedicated full-time to the operation of the Investment Adviser. In addition, the Investment Adviser will be supported by KKR's 13 principals and 36 other investment professionals. The Investment Adviser will have access to and will seek to capitalize on KKR's significant deal flow, deep industry knowledge, contacts and investment philosophy to develop investment opportunities for us.

COMPETITIVE ADVANTAGES

Access to KKR.    We believe our principal competitive advantage over other capital providers is the Investment Adviser's access to the resources and expertise of KKR, which include the following:

Proven Investment Philosophy

        We expect that the Investment Adviser will utilize KKR's investment philosophy in making investment decisions on our behalf. This approach, which has been developed and refined over KKR's 28-year history in the private equity industry, is based on certain fundamental principles, including:

  •
  Evaluating, capitalizing and managing investments with a long-term perspective,

  •
  Investing in companies with solid fundamentals,

  •
  Partnering with talented and motivated management teams, and

  •
  Working closely with management to build value over time.

Experienced Team

        We expect that the Investment Adviser will have access to the extensive experience of KKR's team of professionals. Messrs. Kravis and Roberts each has more than 35 years of experience in the private equity industry, having pioneered the use of management buyouts in the late-1960s. The 13 principals of KKR have been with KKR for, on average, over 16 years. We believe this average is longer than most private equity firms have existed. In addition to this experienced team of principals, KKR employs a talented and seasoned group of 36 other investment professionals with varied backgrounds and significant experience.

Deep and Broad Industry Experience

        We expect that the Investment Adviser will be able to draw on KKR's deep and broad industry experience. Since its founding in 1976, KKR has invested across 25 industries in over 110 transactions. KKR currently focuses on the following industry groups: business processing/outsourcing, chemicals, consumer products, financial services, energy, healthcare, homebuilding, hotel/leisure, industrials, media, retail and telecommunications. Through the investment process, KKR's investment professionals have developed expertise in virtually all areas of these industries. These professionals often study an industry for years prior to making an investment, establishing valuable contacts with industry executives, suppliers, customers, financial analysts and consultants. KKR seeks to maintain and foster these contacts, creating continuous opportunities and access to industry information and knowledge.

Proprietary Deal Origination

        We expect that the Investment Adviser will have access to KKR's pipeline of proprietary transactions. Due to KKR's reputation and network of relationships with major industrial, financial, legal, and governmental entities, a significant number of its investments have been sourced on an exclusive basis. KKR's global reputation as a preeminent financial sponsor with the ability to move quickly and decisively to consummate opportunities attracts management teams actively seeking financial partners.

Untapped Investment Opportunities

        Due to its investment history, resources and contacts with corporations, financial institutions and third-party advisors, KKR has consistent access to investment opportunities of varying sizes at all levels of the capital structure. KKR's private equity business, however, is focused on investing equity capital in predominantly control positions. As a result, KKR does not pursue numerous investment opportunities that come to its attention because they do not fit within the investment mandate of its private equity funds. The types of investments made available to KKR, but not pursued, generally consist of the following:

  •
  Investments in senior debt,

  •
  Investments in subordinated and mezzanine debt,

  •
  Investments in preferred stock, and

  •
  Equity investments too small for KKR's private equity funds.

        While not consistent with the investment mandate of KKR's private equity funds, some of these opportunities may fall within our investment objective. We expect that the Investment Adviser will be able to access these potential investment opportunities.

        In addition, KKR reviews and pursues numerous investment opportunities that it does not consummate. As an indication of this, KKR has made an average of four investments per year during its existence, while its investment professionals reviewed more than 500 investment opportunities during 2003 alone. In reviewing these opportunities, KKR professionals dedicate significant time and resources. This results in expertise and knowledge resident within KKR that is not fully utilized. Despite the review work completed, KKR may not make an equity investment for many reasons, including the following:

  •
  A corporate or financial buyer out-bids KKR,

  •
  The company's board or management ultimately decides not to pursue a transaction with KKR because it elects to raise capital using alternative means, it does not want to give up control or, in the case of private companies, it decides to take the company public, or

  •
  KKR determines, based upon its diligence review, that the potential investment does not meet the criteria of KKR's private equity funds.

        Because of our ability to invest at all levels of a company's capital structure, the knowledge resulting from these reviews by KKR may result in investment opportunities for us. For example, in a situation where KKR's private equity funds elect not to acquire a target company, the Investment Adviser may elect to invest in debt securities of that company. We expect that KKR will provide to the Investment Adviser, where permitted, the industry knowledge and company-specific knowledge resulting from these transaction reviews.

Beneficial Relationships with Consultants and Experienced Operating Executives

        KKR closely monitors the operations of all its investments with a focus on long-term value creation. In addition to the operating oversight and experience of its investment professionals, KKR utilizes the services of Capstone Consulting and a number of experienced operating executives. Capstone Consulting is comprised of a group of talented senior consultants with operations and strategy expertise across a variety of different industries. Capstone Consulting works exclusively with KKR. In addition, KKR has dedicated sector-specific operations expertise through entities like Fisher

Capital, which works solely with KKR on insurance and financial services investments. Finally, KKR has a group of 10 senior advisors with significant operating experience. These advisors work with KKR to identify and diligence investment opportunities and to monitor investments. We expect that the Investment Adviser will have access to these consultants and advisors.

Experience in Credit Analysis and Capital Structuring

        KKR has developed significant expertise analyzing the operations and financial statements of companies to determine their suitability for leverage. Since its inception, KKR has invested in transactions that raised initial debt, preferred stock and other financing of approximately $100 billion. Although KKR itself has invested predominantly in the equity of these companies, as the sponsor for these transactions KKR has been responsible for identifying the investment, performing due diligence and determining the appropriate leverage for, and capital structure of, the investment. In determining an appropriate capital structure for a company, KKR's professionals regularly assess the quality of earnings, the potential liquidation value of the company and other factors relevant to an extension of credit. KKR also coordinates the financing of all components of the capital structure of a company, including senior and subordinated debt, preferred stock and common equity. As the investor in the equity of these companies, KKR does not benefit unless all components of the capital structure are serviced and ultimately repaid.

Access to Financial Institution Driven Deal Flow

        Given KKR's long-standing and deep relationships with major commercial and investment banking firms, we expect our Investment Adviser will be able to immediately access the debt and equity investment opportunities generated by these financial institutions. These institutions regularly raise capital for their clients throughout the capital structure and are active market participants, investing in and underwriting securities across a broad range of industries and financial instruments. We believe these relationships will enable our Investment Adviser to continuously source new investments as we seek to deploy our capital and maximize our risk adjusted returns.

Only KKR Vehicle Other Than Private Equity.    Except for KKR's private equity funds, we are currently the only KKR-sponsored investment vehicle. We expect our portfolio will consist of securities at all levels of the capital structure, providing our Investment Adviser with the flexibility to make investments it believes will generate the greatest risk-adjusted returns. KKR has no debt funds, mezzanine funds, distressed debt funds or hedge funds. We therefore will not be competing with other KKR funds for access to KKR ideas and opportunities.

Only KKR Public Vehicle.    KKR BDC Inc. is currently the only KKR-sponsored vehicle that is available to public investors. KKR's existing private equity funds are raised in private offerings (mostly from public and corporate pension plans), require significant minimum investments from each investor and are highly illiquid.

OPERATING AND REGULATORY STRUCTURE

        Our investment activities will be managed by the Investment Adviser and supervised by our board of directors, a majority of whom will be independent of KKR and its affiliates. The Investment Adviser is newly formed and will be registered under the Advisers Act. Under our management agreement, we have agreed to pay the Investment Adviser an annual base management fee determined by our gross assets as well as an incentive fee based on our performance. See "Management—Management Agreement."

        As a business development company, we will be required to comply with certain regulatory requirements. For example, we will not invest in any portfolio company in which KKR or any of its affiliates has an investment. Also, while we are permitted to raise debt and issue preferred stock to finance our investments, our ability to use debt and preferred stock will be limited in certain significant respects. We have not decided whether, and to what extent, we will finance investments using debt or preferred stock; however, we do not expect to use debt or preferred stock until the proceeds of this offering have been substantially invested. See "Regulation." We intend to elect to be treated for federal income tax purposes as a RIC, under Subchapter M of the Code. See "Material U.S. Federal Income Tax Considerations."

INVESTMENTS

        We intend to create a diversified portfolio of debt and equity investments. Our investments may be in any portion of the capital structure, from equity through senior secured debt. We expect to acquire these investments directly from the issuer and in the secondary market.

        Structurally, senior debt, such as secured bank debt, generally ranks first in a company's capital structure. Holders of such debt usually are entitled to interest and principal payments ahead of any other securityholders of the company. Subordinated debt securities are subordinate in priority of payment to senior debt, and are often unsecured. Subordinated debt, however, ranks senior to common and preferred equity in a borrower's capital structure. Mezzanine loans, a type of subordinated debt, have elements of both debt and equity instruments, offering income in the form of interest payments while frequently providing lenders an opportunity to participate in any capital appreciation of the borrower through an equity interest. This equity interest typically takes the form of warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, subordinated debt generally earns a higher return than senior loans. Preferred stock generally has a preference over common equity regarding dividend payments and payments on liquidation of the company, but often carries limited voting rights.

        We may in the future seek to securitize our loans. To securitize loans, we would create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We may use the proceeds of such sales to pay down our debt or to fund additional investments.

INVESTMENT SELECTION

        Our Investment Adviser intends to utilize the same philosophy employed by KKR's investment professionals in managing private equity funds in order to create a diversified portfolio of debt and equity investments that will provide attractive returns to investors. The investment process will include sourcing and screening of investment opportunities, extensive due diligence, and investment structuring to seek to ensure that we receive an attractive return for the risk we are bearing. We intend to offer our portfolio companies managerial assistance and oversight. We will regularly monitor the value of our portfolio and may make additional investments in portfolio companies. We expect the Investment Adviser's investment selection to benefit from its access to the resources and professionals of KKR.

Investment Sourcing and Screening

        We expect our Investment Adviser to source transactions through a variety of channels, including its relationships with KKR, corporate executives, commercial and investment banks, other financial sponsors and other intermediaries. The investment professionals of our Investment Adviser will screen the sourced opportunities and will make a decision as to whether to proceed to due diligence based on the underlying industry, security offered, and total expected return for the risk assumed.

Due Diligence

        The Investment Adviser will be responsible for business due diligence. Legal and accounting due diligence will be overseen by the Investment Adviser and conducted by outside counsel and accountants.

        When conducting due diligence, the Investment Adviser will evaluate a number of important business, tax, accounting, environmental and legal issues in determining whether or not to proceed with an investment. Ultimately, the Investment Adviser's objective is to identify attractive risk/reward opportunities based upon the facts and circumstances surrounding each investment. The Investment Adviser expects to leverage KKR's relationships with outside accountants, consultants, lawyers, investment banks and industry experts when conducting due diligence. In addition, when KKR has conducted due diligence prior to referring an investment opportunity to us, the Investment Adviser may benefit from the due diligence already conducted by KKR.

Investment Structure

        Once the Investment Adviser has completed satisfactory due diligence on an investment opportunity, it will pursue negotiations with the prospective portfolio company or the appropriate affiliates. For debt or preferred investments, this will include negotiating the appropriate security/guarantees, interest/dividend rate, covenants, and events of default to ensure appropriate downside protection. For equity investments, this will include negotiating the purchase price, governance protections, and exit mechanics, amongst other terms.

        Throughout the due diligence and structuring process, all information will be presented to the Investment Adviser's investment committee and a decision on whether to proceed will be made.

Managerial Assistance

        As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. The Investment Adviser will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Valuation Process

        The following is a description of the steps we will take to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded at such market quotations. For investments where this does not apply, our board of directors will undertake a multi-step valuation process each quarter, as described below:

  •
  The Investment Adviser will perform a valuation process relying on market comparables, transaction comparables and other valuation analyses,

  •
  An independent valuation firm may be engaged by our board of directors to review these preliminary valuations,

  •
  The audit committee of the board of directors will review these valuations, and

  •
  The board of directors will discuss the valuation of the various investments and advise the Investment Adviser on its determination regarding fair value.

Additional Investments in Portfolio Companies

        Following our initial investment in a portfolio company, we may be requested to make additional, or "follow-on," investments in the company. Follow-on investments may be made to take advantage of warrants or other preferential rights granted to us or otherwise to increase or maintain our position in a successful or promising portfolio company. We may also be called upon to provide additional equity or loans needed by a portfolio company to fully implement its business plans, to develop a new line of business or to recover from unexpected business problems. Follow-on investments in a portfolio company will be evaluated on a case-by-case basis and there may be circumstances where our Investment Adviser would not consider follow-on investments appropriate. Our ability to make follow-on investments may be limited by the rules governing business development companies.

Dispositions

        The method and timing of the disposition of our portfolio investments can be critical in maximizing capital gains and minimizing capital losses. We expect to dispose of our portfolio securities through a variety of transactions, including the negotiated private sales of securities to other investors, the sales of portfolio securities in underwritten public offerings, and public sales of such securities. We normally expect our debt investments to be repaid with interest and, when applicable, hope to realize further appreciation from the warrants or other equity type instruments we receive in connection with making the loan. We bear the costs of disposing of investments to the extent not paid by a portfolio company.

COMPETITION

        Our primary competitors to provide financing to private companies will include other business development companies, public and private funds, commercial and investment banks and commercial finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. The Investment Adviser expects to have access to KKR's investment professionals and their industry expertise, which will provide it with a competitive advantage and help it assess investment risks and determine appropriate pricing for investments in portfolio companies. In addition, we expect that the relationships of the senior managers of the Investment Adviser and of the principals of KKR will enable the Investment Adviser to learn about, and compete effectively for, financing opportunities with attractive companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see "Risk Factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities."

STAFFING

        We do not currently have any employees. We will have a chief executive officer, chief financial officer and chief compliance officer (and to the extent necessary, a controller). Our day-to-day investment operations will be managed by the Investment Adviser. We expect that the Investment Adviser will have additional investment professionals who will be dedicated full time to its operations. See "Management—Management Agreement."

        In addition, the Administrator will provide us with day-to-day administrative services. See "Management—Administration Agreement."

PROPERTIES

        Our offices are located at 9 West 57th Street, New York, NY 10019. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

        We and the Investment Adviser are not currently subject to any material legal proceedings.

MANAGEMENT

        Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of            members,             of whom are not "interested persons" as defined in the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

        Under our charter, our directors are divided into three classes. Each class will hold office for a three year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

        Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors

Independent Directors

        The address for each director is c/o the Investment Adviser, 9 West 57th Street, New York, NY 10019.

Executive officers who are not directors

        Information regarding our executive officers who are not directors is as follows:

Name	Age	Position

        The address for each executive officer is c/o the Investment Adviser, 9 West 57th Street, New York, NY 10019.

BIOGRAPHICAL INFORMATION

Directors

        Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent directors

Interested directors

Executive officers who are not directors

COMMITTEES OF THE BOARD OF DIRECTORS

Audit committee

        The members of the audit committee are Messrs.                        , each of whom is independent for purposes of the 1940 Act and the            corporate governance regulations. Mr.             serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will utilize the services of an independent valuation firm to help them determine the fair value of these securities.

Nominating and corporate governance committee

        The members of the nominating and corporate governance committee are Messrs.            , each of whom is independent for purposes of the 1940 Act and the                         corporate governance regulations. Mr.             serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

COMPENSATION OF DIRECTORS

        The following table shows information regarding the compensation expected to be received by the independent directors for the calendar year ending December 31, 2004. No compensation is paid to directors who are "interested persons."

Name	Aggregate compensation from us(1)	Pension or retirement benefits accrued as part of our expenses(2)	Total compensation from us paid to director
Independent directors
Interested directors
Officers

(1)
We are newly organized, and the amounts listed are estimated for the year 2004. For a discussion of the independent directors' compensation, see below.

(2)
We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

        The independent directors will receive an annual fee of $                  . They will also receive $                  plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $                  plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $                  and each chairman of any other committee will receive an annual fee of $                  for their additional services in these capacities. In addition, we will purchase directors' and officers' liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors' fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment.

MANAGEMENT AGREEMENT

Management services

        The Investment Adviser is newly formed and will be registered under the Advisers Act. Subject to the overall supervision of our board of directors, the Investment Adviser will manage the day-to-day operations of, and provide investment advisory and management services to us. Under the terms of the management agreement, the Investment Adviser will:

  •
  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

  •
  close and monitor the investments we make.

        The Investment Adviser's services under the management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

About the Investment Adviser

        The Investment Adviser will be led by                  , who has      years of experience in the investment industry, together with a team of investment professionals that will be dedicated full-time to the operation of the Investment Adviser. In addition, the Investment Adviser will be supported by KKR's 13 principals and 36 other investment professionals. The Investment Adviser will have access to and will seek to capitalize on KKR's significant deal flow, deep industry knowledge, contacts and investment philosophy to develop investment opportunities for us.

Management fee

        Pursuant to the management agreement, we will pay the Investment Adviser a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

        The base management fee will be calculated at an annual rate of 2.00% of our gross assets. For services rendered under the management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

        The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a "hurdle rate" of          % per quarter (          % annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. We will pay the Investment Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than          % in any calendar quarter (          % annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than          %) as the "catch-up." The "catch-up" is meant to provide our Investment Adviser with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeds          % in any calendar quarter; and

  •
  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds          % in any calendar quarter (          % annualized).

        These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases.

        The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the management agreement, as of the termination date), commencing on December 31, 2004, and will equal 20.0% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year; provided that the incentive fee determined as of December 31, 2004 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation for the period ending December 31, 2004.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee(1):

  Alternative 1

  Assumptions

    Investment income (including interest, dividends, fees, etc.) =          %

    Hurdle rate(2) =          %

    Management fee(3) = 0.50%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) =          %

    Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) =          %

        Pre-incentive net investment income does not exceed the hurdle rate; therefore there is no incentive fee.

  Alternative 2

  Assumptions

    Investment income (including interest, dividends, fees, etc.) =          %

    Hurdle rate(2) =          %

    Management fee(3) = 0.50%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) =          %

    Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) =          %

        Incentive fee = 20% × pre-incentive fee net investment income, subject to "catch-up"

      =          % –          %

      =          %

      = 100% ×           %

      =          %

  Alternative 3

  Assumptions

    Investment income (including interest, dividends, fees, etc.) =          %

    Hurdle rate(2) =          %

    Management fee(3) = 0.50%

    Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) =          %

    Pre-incentive fee net investment income
        (investment income – (management fee + other expenses)) =          %

    Incentive fee = 20% × pre-incentive fee net investment income, subject to "catch-up"

    Incentive fee = 100% × "catch-up" + (20% × (pre-incentive fee net investment income –           %))

    Catch-up =          % –          %

                      =          %

    Incentive fee = (100% ×           %) + (20% × (          % –          %))

                            =          % +  (20% ×           %)

                            =          % +            %

                            =          %

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(2)
Represents          % annualized hurdle fee.

(3)
Represents 2.0% annualized management fee.

(4)
Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee(1):

  Assumptions

    Year 1 = no net realized capital gains or losses

    Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation

    Capital gain incentive fee = 20% × (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

    Year 1 incentive fee = 20% × (0)

                                         = 0

                                         = no incentive fee

    Year 2 incentive fee = 20% × (6% – 1%)

                                         = 20% × 5%

                                         = 1%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

Payment of our expenses

        All investment professionals of the Investment Adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We will bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by the

Investment Adviser payable to third parties, including agents, consultants or other advisors, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on our debt or dividends on our preferred stock, if any, incurred to finance our investments; offerings of our common stock and other securities; management fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents of the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us in connection with administering our business, such as our allocable portion of overhead under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs.

Duration and termination

        The management agreement was approved by our board of directors on                        , 2004. Unless terminated earlier as described below, it will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The management agreement will automatically terminate in the event of its assignment. The management agreement may be terminated by either party without penalty upon not more than 60 days' written notice to the other. See "Risk Factors—Risks relating to our business and structure—We are dependent upon the Investment Adviser's key personnel for our future success and upon their access to KKR's investment professionals and principals."

Indemnification

        The management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Adviser and its officers, managers, members, agents, employees, controlling persons and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the management agreement or otherwise as our investment adviser.

Organization of the Investment Adviser

        The Investment Adviser is newly formed and will be registered under the Advisers Act. The principal executive offices of the Investment Adviser are 9 West 57th Street, New York, NY 10019.

Board approval of the Management Agreement

        Our board of directors determined at a meeting held on                        , 2004, to approve the management agreement. In its consideration of the management agreement, the board of directors focused on information it had received relating to, among other things: [To come]

        Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the management fee rates were reasonable in relation to the services to be provided.

ADMINISTRATION AGREEMENT

        Pursuant to a separate administration agreement, the Administrator will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the administration agreement, the Administrator also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement will be equal to an amount based upon our allocable portion of the Administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

Indemnification

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator's services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

        We have entered into a license agreement with KKR pursuant to which KKR has agreed to grant us a non-exclusive, royalty-free license to use the name "KKR." Under this agreement, we will have a right to use the KKR name, for so long as the Investment Adviser or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the "KKR" name. This license agreement will remain in effect for so long as the management agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS

        We have entered into the management agreement with the Investment Adviser. See "Management—Management Agreement." Our executive officers and directors and the management of the Investment Adviser may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of KKR-related entities. We may not be given the opportunity to participate in certain investments made by future business development companies or investment funds managed by the Investment Adviser or its affiliates. However, the Investment Adviser and other affiliates of KKR intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we are not disadvantaged in relation to any other client. See "Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns."

        We have entered into a license agreement with KKR, pursuant to which KKR has agreed to grant us a non-exclusive, royalty-free license to use the name "KKR." See "Management—License Agreement." In addition, pursuant to the terms of the administration agreement, the Administrator provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. See "Management—Administration Agreement."

        We will not invest in any portfolio company in which KKR or any affiliate has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        Immediately prior to the completion of this offering, there will be                shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group.

Percentage of common stock outstanding
		Immediately prior to this offering		Immediately after this offering(1)
Name and address	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
KKR BDC Advisors LLC	Record and beneficial
All officers and directors as a group ( persons)(2)	Record and beneficial	None	0.0%		*	%

*
Represents less than    %.

(1)
Assumes issuance of       shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters' over-allotment option.

(2)
The address for all officers and directors is c/o the Investment Adviser, 9 West 57th Street, New York, NY 10019.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors. We are not part of a "family of investment companies," as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in KKR BDC Inc.(1)
Independent Directors
Interested Directors

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

DETERMINATION OF NET ASSET VALUE

        The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

        In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position, if applicable. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

        With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

  •
  The Investment Adviser will perform a valuation process relying on market comparables, transaction comparables and other valuation analyses,

  •
  An independent valuation firm may be engaged by our board of directors to review these preliminary valuations,

  •
  The audit committee of the board of directors will review these valuations, and

  •
  The board of directors will discuss the valuation of the various investments and advise the Investment Adviser on its determination regarding fair value.

        The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

        Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

        No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying                , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share.

        Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the                on the valuation date for such dividend. Market price per share on that date will be the closing price for such shares on the                or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator's fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $                  transaction fee plus a                  per share brokerage commissions from the proceeds.

        Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.                    , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at                or by calling the plan administrator at                .

        The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                or by telephone at                .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        Set forth below is a discussion of certain U.S. federal income tax issues concerning us and the purchase, ownership and disposition of our shares of common stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of our shares of common stock, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF KKR BDC INC.

        We intend to elect to be treated and to qualify annually as a RIC under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, we must, among other things, (a) qualify to be treated as a business development company under the 1940 Act at all times during each taxable year, (b) derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or currencies; and (c) diversify our holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of our assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of our total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, or two or more issuers which we control and are engaged in the same, similar or related trades or businesses.

        As a RIC, we generally will not be subject to U.S. federal income tax on our investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that we distribute in each taxable year to our stockholders. In order to maintain our RIC status, we must distribute at least 90% of our investment company taxable income in each taxable year. We intend to distribute to our stockholders, at least annually, substantially all of our investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement (described below) are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of our capital gain net income (adjusted for certain ordinary losses) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gain net income for previous years that were not distributed during those years and on which we paid no U.S. federal income tax. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by us in October, November or December with a record date in such a month and paid by us during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, we intend to make our distributions in accordance with the calendar year distribution requirement.

        If we failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, we would be taxed as an ordinary corporation on our taxable income (even if such income were distributed to our stockholders) and all distributions out of earnings and profits (including distributions of net capital gain) would be taxed to stockholders as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual stockholders and (ii) for the dividends received deduction ("DRD") in the case of corporate stockholders.

DISTRIBUTIONS

        For U.S. federal income tax purposes, dividends paid out of our current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, qualified dividend income received by individual stockholders is taxed at rates equivalent to long-term capital gain tax rates, which reach a maximum of 15%. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. We generally can pass the tax treatment of qualified dividend income we receive through to our stockholders. For us to receive qualified dividend income, we must meet certain holding period requirements for the stock on which the otherwise qualified dividend is paid. In addition, we cannot be obligated to make payments (pursuant to a short sale or otherwise) with respect to positions in substantially similar or related property. The same provisions apply to each stockholder's investment in us. The provisions of the Code applicable to qualified dividend income and the 15% maximum individual tax rate on long-term capital gains are currently effective through 2008. Thereafter, qualified dividend income will be taxed at the rates applicable to ordinary income and not long-term capital gains, unless Congress enacts legislation providing otherwise. It is anticipated that most of our distributions will not be eligible for treatment as qualified dividend income.

        Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a stockholder as long-term capital gains, regardless of how long the stockholder has held our common stock. A distribution of an amount in excess of our current and accumulated earnings and profits will be treated by a stockholder as a return of capital which is applied against and reduces the stockholder's basis in his, her or its shares. To the extent that the amount of any such distribution exceeds the stockholder's basis in his, her or its shares, the excess will be treated by the stockholder as gain from a sale or exchange of the shares.

        Dividends of investment company taxable income designated by us and received by our corporate stockholders will qualify for the DRD to the extent of the amount of qualifying dividends received by us from domestic corporations for the taxable year. A dividend received by us will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), (ii) if we fail to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that we are under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate stockholder fails to satisfy the foregoing requirements with respect to our common stock or by application of the Code.

        Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of our common stock.

        If a stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the stockholder will be subject to tax on the distribution even though it represents a return of his, her or its investment.

        We may elect to retain our net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, we may designate the retained amount as undistributed capital gains in a notice to our stockholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by us on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

        Stockholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OR EXCHANGE OF SHARES

        Upon the sale or other disposition of common stock which a stockholder holds as a capital asset, such stockholder may realize a capital gain or loss which will be long-term or short-term, depending upon the stockholder's holding period for the shares. Generally, a stockholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. The maximum long-term capital gain rate for individuals has been temporarily reduced to 15% (with lower rates for individuals in the 10% and 15% brackets) for taxable years beginning on or before December 31, 2008. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

        Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a stockholder on a disposition of shares held by the stockholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the stockholder (or amounts designated as undistributed capital gains) with respect to such shares.

NATURE OF OUR INVESTMENTS

        Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

ORIGINAL ISSUE DISCOUNT SECURITIES

        Investments by us in zero coupon or other discount securities will result in income to us equal to a portion of the excess of the face amount of the securities over their issue price (the "original issue discount") each year that the securities are held, even though we receive no cash interest payments. This income is included in determining the amount of income which we must distribute to maintain our status as a RIC and to avoid the payment of U.S. federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to us, we may be required to borrow money or dispose of other securities to be able to make distributions to our stockholders.

INVESTMENT IN NON-U.S. SECURITIES

        Our investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by us.

PASSIVE FOREIGN INVESTMENT COMPANY

        If we purchase shares in a "passive foreign investment company" (a "PFIC"), we may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, we might be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement discussed above in "—Taxation of KKR BDC Inc." and would be taken into account for purposes of the 4% excise tax (described above).

FOREIGN CURRENCY TRANSACTIONS

        Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income or receivables or expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or receivables or pay such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

BORROWINGS

        If we utilize leverage through borrowing, we may be restricted by loan covenants with respect to the declaration of, and payment of, dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the distribution requirements, described above, and may, therefore, jeopardize our qualification for taxation as a RIC and possibly subject us to the 4% excise tax. We will endeavor to avoid restrictions on our ability to make dividend payments.

BACKUP WITHHOLDING

        We may be required to withhold U.S. federal income tax at a rate of 28% on all taxable distributions and redemption proceeds payable to stockholders who fail to provide us with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate stockholders and certain other stockholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the stockholder's U.S. federal income tax liability.

FOREIGN STOCKHOLDERS

        U.S. taxation of a stockholder who, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign trust or estate or a foreign corporation (a "foreign stockholder") depends on whether our distributions to such stockholder are "effectively connected" with a U.S. trade or business carried on by the stockholder.

        If our distributions are not "effectively connected" with a U.S. trade or business carried on by the foreign stockholder, distributions of investment company taxable income (including interest income and net short-term capital gains, which would generally be free of U.S. withholding if paid to foreign stockholders directly) will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Such a foreign stockholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares, capital gain dividends and amounts retained by us that are designated as undistributed capital gains.

        If our distributions are "effectively connected" with a U.S. trade or business carried on by the foreign stockholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by us which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

        The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. An investment in our shares by foreign stockholder may have adverse U.S. tax consequences. Foreign stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

TAX SHELTER REPORTING REGULATIONS

        Under recently promulgated Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

OTHER TAXATION

        Our stockholders may be subject to state, local and foreign taxes on their distributions from us. Stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.

DESCRIPTION OF OUR CAPITAL STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and by-laws as we expect them to be in effect at the time of the public offering. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and by-laws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

        Our authorized capital stock consists of            shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on             under the ticker symbol "            ." There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

        All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

        Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us and our by-laws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and by-laws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BY-LAWS

        The Maryland General Corporation Law and our charter and by-laws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

        Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2005, 2006 and 2007, respectively. Beginning in 2005, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

        Our charter and by-laws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the by-laws to alter the vote required to elect directors.

Number of directors; vacancies; removal

        Our charter provides that the number of directors will be set only by the board of directors in accordance with our by-laws. Our by-laws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our by-laws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

        Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

        Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our by-laws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

        Our by-laws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the by-laws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the by-laws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our by-laws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

        Our by-laws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our by-laws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and by-laws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

        Our charter and by-laws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our by-laws and to make new by-laws.

No appraisal rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

        The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our by-laws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or by-laws of the corporation.

        Our by-laws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our by-laws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

        Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who beneficially owns 10% or more of the voting power of the corporation's shares; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

        Our by-laws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our by-laws to be subject to such Act) and the Business Combination Act, or any provision of our charter or by-laws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

        We are a closed-end, non-diversified management investment company that has filed an election to be treated as a business development company under the 1940 Act. We intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

        We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an "underwriter" as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

        Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  •
  does not have any class of securities with respect to which a broker or dealer may extend margin credit;

      •
      is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

      •
      is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

        In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

        Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

        We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

        Our board of directors approved a Code of Ethics under Rule 17j-1 of the 1940 Act that covers each of us and the Investment Adviser. The Codes of Ethics establish procedures for personal investing and restricts certain transactions. Employees subject to the Codes of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us. For information on how to obtain a copy of the Codes of Ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

        We have delegated proxy voting responsibilities to the Investment Adviser, subject to the board of directors' general oversight. We expect the Investment Adviser to vote proxies related to our portfolio securities for which we have voting authority consistent with our best economic interests. The Investment Adviser has adopted its own proxy voting policies to be used in voting our proxies, which are summarized below.

        The Investment Adviser recognizes that implicit in the initial decision to retain or invest in the security of a corporation is approval of its existing corporate ownership structure, its management, and its operations. Accordingly, proxy proposals that would change the existing status of a corporation are reviewed carefully by the Investment Adviser and supported only when it seems clear that the proposed changes are likely to benefit the corporation and its stockholders.

        Notwithstanding this favorable predisposition, the Investment Adviser assesses management on an ongoing basis both in terms of its business capability and its dedication to the stockholders to ensure that the Investment Adviser's continued confidence remains warranted. If the Investment Adviser determines that management is acting on its own behalf instead of for the well being of the corporation, the Investment Adviser votes to support stockholder proposals, unless other mitigating circumstances are present.

        The Investment Adviser's proxy voting policy and its attendant recommendations attempt to generalize a complex subject. Specific fact situations, including differing voting practices in jurisdictions outside the United States, might warrant departure from these guidelines. In such instances, the relevant facts are considered by the Investment Adviser, and if a vote contrary to these guidelines is indicated it is cast and the reasons therefor recorded in writing.

        Additionally, situations may arise that involve an actual or perceived conflict of interest. For example, the Investment Adviser may manage assets of a pension plan of a company whose management is soliciting proxies, or an the Investment Adviser employee may have a close relative who serves as a director or executive of a company that is soliciting proxies. The Investment Adviser has established procedures to help resolve these conflicts of interests. These procedures provides that a special committee, in consultation with the legal department of the Investment Adviser, shall determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict, based on the particular facts and circumstances.

        You may obtain a copy of the Investment Adviser's policies by calling .

OTHER

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

        We will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and the Investment Adviser will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and, beginning no later than October 2004, designate a chief compliance officer to be responsible for administering the policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and stock exchange regulations

        The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements will affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

        In addition,                        has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

SHARES ELIGIBLE FOR FUTURE SALE

        Upon completion of this offering,             shares of our common stock will be outstanding, based on the number of shares outstanding on                         , 2004, assuming no exercise of the underwriters' over-allotment option. Of these shares,                         shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our securities are held under a custody agreement by                        . The address of the custodian is                        .                         will act as our transfer agent, dividend paying agent and registrar. The principal business address of is                        , telephone number                        .

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we will generally buy and sell portfolio securities in private transactions, we normally will not use brokers. Subject to policies established by the board of directors, the Investment Adviser is primarily responsible for the execution of our portfolio transactions and the allocation of brokerage. We have no obligation to deal with any dealer or group of dealers in the execution of transactions in our portfolio securities. Where possible, we deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is our policy to obtain the best results in conducting portfolio transactions for us, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The cost of our portfolio securities transactions primarily consists of dealer or underwriter spreads and brokerage commissions. While reasonable competitive spreads or commissions are sought, we will not necessarily be paying the lowest spread or commission available.

        Subject to obtaining the best net results, dealers who provide supplemental investment research (such as quantitative and modeling information assessments and statistical data and provide other similar services) to the Investment Adviser may receive orders for transactions by us. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under the management agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and such research may or may not be useful to the Investment Adviser in connection with us. In addition, as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Investment Adviser may pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a securities transaction for us in excess of the commission that another broker-dealer would have charged for effecting that transaction if the amount is believed by the Investment Adviser to be reasonable in relation to the value of the overall quality of the brokerage and research services provided. Other clients of the Investment Adviser may indirectly benefit from the provision of these services to the Investment Adviser, and we may indirectly benefit from services provided to the Investment Adviser as a result of transactions for other clients.

        If purchases or sales of securities by the Investment Adviser for us or other investment vehicles for which it acts as investment adviser or for other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective investment vehicles and clients in a manner deemed equitable to all.

UNDERWRITING

        We are offering the shares of common stock described in this prospectus through a number of underwriters. Credit Suisse First Boston LLC and J.P. Morgan Securities Inc. are acting as joint book-running managers of the offering and as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of shares of common stock listed next to its name in the following table:

Name	Number of Shares
Credit Suisse First Boston LLC
J.P. Morgan Securities Inc.

Total

        The underwriters are committed to purchase all the common shares offered by us if they purchase any shares. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.

        The underwriters propose to offer the shares of common stock directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $                              per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $                              per share from the initial public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters. Sales of shares made outside of the United States may be made by affiliates of the underwriters. The representatives have advised us that the underwriters do not intend to confirm discretionary sales in excess of 5% of the shares of common stock offered in this offering.

        The underwriters have an option to buy up to            additional shares of common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above. The underwriters have 30 days from the date of this prospectus to exercise this over-allotment option. If any shares are purchased with this over-allotment option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

        The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $                              per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters' option to purchase additional shares.

	Without over-allotment exercise	With full over-allotment exercise
Per Share	$	$
Total	$	$

        We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts and commissions, will be approximately $                  .

        A prospectus in electronic format may be made available on the web sites maintained by one or more underwriters, or selling group members, if any, participating in the offering. The underwriters may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to underwriters and selling group members that may make Internet distributions on the same basis as other allocations.

        We have agreed that, with limited exceptions, for a period of 180 days after the date of this prospectus, we may not, without the prior written consent of both Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., (1) file with the SEC a registration statement under the Securities Act relating to any shares of our common stock or securities convertible into or exchangeable or exercisable for any shares of our common stock, (2) offer, pledge, announce the intention to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or (3) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (2) or (3) above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

        Certain of our directors and executive officers, the Investment Adviser and the members and managers of the Investment Adviser (or entities through which such members and managers may invest in our shares), have entered into lock-up agreements with the underwriters prior to the commencement of this offering pursuant to which the Investment Adviser and each of these persons or entities, with limited exceptions, for a period of 180 days after the date of this prospectus, may not, without the prior written consent of both Credit Suisse First Boston LLC and J.P. Morgan Securities Inc., (1) offer, pledge, announce the intention to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock (including, without limitation, common stock which may be deemed to be beneficially owned by such directors, executive officers, managers and members in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the common stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of common stock or such other securities, in cash or otherwise.

        We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

        We will apply to have our common stock approved for listing on                        under the symbol "            ."

        In connection with this offering, the underwriters may engage in stabilizing transactions, which involves making bids for, purchasing and selling shares of common stock in the open market for the purpose of preventing or retarding a decline in the market price of the common stock while this offering is in progress.

        These stabilizing transactions may include making short sales of the common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be "covered" shorts, which are short positions in an amount not greater than the underwriters' over-allotment option referred to above, or may be "naked" shorts, which are short positions in excess of that amount.

        The underwriters may close out any covered short position either by exercising their over-allotment option, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares through the over-allotment option.

        A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchase in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.

        The underwriters have advised us that, pursuant to Regulation M of the Securities Act of 1933, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common stock, including the imposition of penalty bids. This means that if the representatives of the underwriters purchase common stock in the open market in stabilizing transactions or to cover short sales, the representatives can require the underwriters that sold those shares as part of this offering to repay the underwriting discount received by them.

        These activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock, and, as a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence these activities, they may discontinue them at any time. The underwriters may carry out these transactions on the                        , in the over-the-counter market or otherwise.

        Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiations between us and the representatives of the underwriters. In determining the initial public offering price, we and the representatives of the underwriters expect to consider a number of factors including:

  •
  the information set forth in this prospectus and otherwise available to the representatives;

  •
  our prospects and the history and prospects for the industry in which we compete;

  •
  an assessment of our management;

  •
  our prospects for future earnings;

  •
  the general condition of the securities markets at the time of this offering;

  •
  the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

  •
  other factors deemed relevant by the underwriters and us.

        Neither we nor the underwriters can assure investors that an active trading market will develop for our common shares, or that the shares will trade in the public market at or above the initial public offering price.

        At our request, certain of the underwriters have reserved up to                        shares of our common stock being offered by this prospectus for sale, directly or indirectly, to our directors, employees and certain other related parties to the Investment Adviser. The sales will be made by                        through a directed share program. We do not know if these persons will choose to purchase all or any portion of these reserved shares, but any purchases they do make will reduce the number of shares available to the general public. These persons must commit to purchase before the market opens on the day following the date of this prospectus. Any reserved shares not so purchased will be offered by the underwriters to the general public on the same terms as the other shares. Any employees or other persons (and any entities through which such persons may invest in our shares) purchasing such reserved shares will be prohibited from disposing of or hedging such shares for a period of at least 180 days after the date of this prospectus.

        Certain of the underwriters and their affiliates have provided in the past to KKR and its portfolio companies and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for KKR, such portfolio companies and us in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the underwriters and their affiliates have invested in private equity funds sponsored by KKR, and may do so in the future.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, NY, and                         . Simpson Thacher & Bartlett LLP also represents the Investment Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Shearman & Sterling LLP, New York, NY.

INDEPENDENT ACCOUNTANTS

        are our independent accountants.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

        Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

            Shares

KKR BDC INC.

Common Stock

Prospectus

Credit Suisse First Boston
JPMorgan

                    , 2004

        Through and including            , 2004 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PART C—OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(1)	Financial Statements
The following statements of KKR BDC Inc. (the "Registrant") will be filed by amendment and included in Part A of this Registration Statement:
Statement of assets and liabilities, dated as of , 2004
(2)	Exhibits
	(a)(1)	Articles of Incorporation
	(a)(2)	Articles of Amendment and Restatement(1)
	(b)	By-Laws(1)
	(c)	Not Applicable
	(d)	Form of Stock Certificate(1)
	(e)	Dividend Reinvestment Plan(1)
	(f)	Not Applicable
	(g)	Management Agreement between the Registrant and the Investment Adviser(1)
	(h)	Form of Underwriting Agreement among the Registrant, the Investment Adviser and the underwriters named therein(1)
	(i)	Not Applicable
	(j)	Custodian Agreement between the Registrant and (1)
	(k)(1)	Administration Agreement between the Registrant and (1)
	(k)(2)	Form of Transfer Agency and Service Agreement between the Registrant and (1)
	(l)	Opinion and Consent of (1)
	(m)	Not Applicable
	(n)	Consent of independent accountants for the Registrant(1)
	(o)	Not Applicable
	(p)	Form of Subscription Agreement(1)
	(q)	Not Applicable
	(r)	Code of Ethics(1)

(1)
To be filed by amendment.

ITEM 25.    MARKETING ARRANGEMENTS

        The information contained under the heading "Underwriting" in this Registration Statement and Exhibit (h) is incorporated herein by reference.

1

ITEM 26.    OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Commission registration fee	$
Listing Fee	$
NASD filing fee	$
Accounting fees and expenses		$(1)
Legal fees and expenses		$(1)
Printing and engraving		$(1)
Miscellaneous fees and expenses		$(1)

Total		$(1)

(1)
These amounts are estimates.

        All of the expenses set forth above shall be borne by the Registrant.

ITEM 27.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

        Immediately prior to this offering, the Investment Adviser, a Delaware limited liability company, will own shares of the Registrant, representing 100% of the common stock outstanding. Following the completion of this offering, the Investment Adviser's share ownership is expected to represent less than 1% of the common stock outstanding.

ITEM 28.    NUMBER OF HOLDERS OF SECURITIES

        The following table sets forth the approximate number of record holders of our common stock at                        , 2004.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value per share	1

ITEM 29.    INDEMNIFICATION

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

        Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our by-laws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his

2

service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and by-laws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

        Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        The management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Investment Adviser and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser's services under the management agreement or otherwise as our investment adviser.

        The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations,            and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of            services under the administration agreement or otherwise as our administrator.

        The underwriting agreement provides that each underwriter severally agrees to indemnify, defend and hold harmless us, our directors and officers, and any person who controls us within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally we or any such person may incur under the Securities Act, the Exchange Act, the 1940 Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such underwriter furnished in writing by or on behalf of such underwriter through the managing underwriter to us expressly for use in this Registration Statement (or in the Registration Statement as amended by

3

any post-effective amendment hereof by us) or in the Prospectus contained in this Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in this Registration Statement or such Prospectus or necessary to make such information not misleading.

        Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by any of our directors, officers or controlling persons in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 30.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        A description of any other business, profession, vocation or employment of a substantial nature in which the Investment Adviser, and each managing member or executive officer of the Investment Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of member, officer, employee, partner or director, is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-            ), and is incorporated herein by reference.

ITEM 31.    LOCATION OF ACCOUNTS AND RECORDS

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, 9 West 57th Street, New York, NY 10019;

  (2)
  the Transfer Agent,                        ;

  (3)
  the Custodian,                        ; and

  (4)
  the Investment Adviser, 9 West 57th Street, New York, NY 10019.

ITEM 32.    MANAGEMENT SERVICES

        Not Applicable.

ITEM 33.    UNDERTAKINGS

1.
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.
The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to

4

    Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

  (b)
  For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

5

Signatures

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, in the State of New York, on the 12th day of April, 2004.

KKR BDC INC.
By:	/s/ WILLIAM J. JANETSCHEK William J. Janetschek President (principal executive officer) and Director

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 12, 2004. This document may be executed by the signatories hereto on any number of counterparts, all of which constitute one and the same instrument.

Title	Title

/s/ WILLIAM J. JANETSCHEK William J. Janetschek	President and Director (principal executive officer)
/s/ SCOTT C. NUTTALL Scott C. Nuttall	Secretary, Treasurer and Director (principal financial and accounting officer)

6

EXHIBIT INDEX

(a	)(1)	Articles of Incorporation

QuickLinks

TABLE OF CONTENTS
PROSPECTUS SUMMARY
The Offering
FEES AND EXPENSES
RISK FACTORS
FORWARD-LOOKING STATEMENTS
DISCUSSION OF MANAGEMENT'S EXPECTED OPERATING PLANS
USE OF PROCEEDS
DIVIDENDS
CAPITALIZATION
BUSINESS
MANAGEMENT
CERTAIN RELATIONSHIPS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
DETERMINATION OF NET ASSET VALUE
DIVIDEND REINVESTMENT PLAN
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF OUR CAPITAL STOCK
REGULATION
SHARES ELIGIBLE FOR FUTURE SALE
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
BROKERAGE ALLOCATION AND OTHER PRACTICES
UNDERWRITING
LEGAL MATTERS
INDEPENDENT ACCOUNTANTS
AVAILABLE INFORMATION
PART C—OTHER INFORMATION
  ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 25. MARKETING ARRANGEMENTS
  ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION
  ITEM 27. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL
  ITEM 28. NUMBER OF HOLDERS OF SECURITIES
  ITEM 29. INDEMNIFICATION
  ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
  ITEM 31. LOCATION OF ACCOUNTS AND RECORDS
  ITEM 32. MANAGEMENT SERVICES
  ITEM 33. UNDERTAKINGS
Signatures